Van Kampen Corporate Bond Fund
                          Item 77(O) 10F-3 Transactions
                      September 1, 2006 - February 28, 2007



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
                                                                 Banc
                                                                  of
 Time   11/8/    -     $100.0 $2,000,  4,060,    0.20%  0.52%   Americ   Banc
Warner    06             0    000,000    000                      a       of
 Inc.                                                           Securi  Americ
                                                                 ties      a
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                S, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                l, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                HSBC,
                                                                Calyon
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                Dresdn
                                                                  er
                                                                Kleinw
                                                                 ort,
                                                                Scotia
                                                                Capita
                                                                  l

                                                                Credit
                                                                Suisse
Washin  12/06    -     $100.0 $500,00  600,00    0.12%  0.08%     ,     Credit
 gton    /06             0     0,000      0                     Goldma  Suisse
Mutual                                                            n,
Prefer                                                          Sachs
  red                                                           & Co.,
Fundin                                                          Lehman
   g                                                            Brothe
 Trust                                                           rs,
  II                                                            Inc.,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Keefe,
                                                                Bruyet
                                                                 te &
                                                                Woods

                                                                Lehman
 Home   12/13    -     $100.0 $750,00  2,215,    0.30%  0.28%   Brothe  Lehman
 Depot   /06             0     0,000     000                     rs,    Brothe
 Inc.                                                           Merril    rs
5.490%                                                            l
  due                                                           Lynch
12/16/                                                          & Co.,
  09                                                            JPMorg
                                                                 an,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.
Center  2/1/0    -     $99.53 $150,00  1,355,    0.90%  0.17%    Banc    Banc
 point    7                    0,000     000                      of      of
Energy                                                          Americ  Americ
Resour                                                            a        a
  ces                                                           Securi
 6.250                                                           ties
  due                                                            LLC,
2/1/20                                                          Deutsc
  37                                                              he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y